Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Exterra Energy Inc. (the "Company") on Form 10-QSB for the period ended February 29, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ray Ledesma, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

     a) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ray Ledesma
Ray Ledesma
Chief Executive Officer
April 21, 2008